© 2 0 1 6 B e h rin g e r 3843-1 December 6, 2016 Behringer Harvard Opportunity REIT II, Inc. 2016 Third Quarter Update Arbors Harbor Town, Memphis, TN Exhibit 99.1

© 2016 Behringer Dial-In and Replay Information To listen to today’s call: Dial: 888-490-2762 Conference ID: 4206711 For a replay of today’s call: Dial: 888-203-1112 Conference ID: 4206711

© 2016 Behringer Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

© 2016 Behringer Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: • market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our investments are located; • the availability of cash flow from operating activities for special distributions, if any; • conflicts of interest arising out of our relationships with our advisor and its affiliates; • our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; • our level of debt and the terms and limitations imposed on us by our debt agreements; • the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; • our ability to make accretive investments in a diversified portfolio of assets; • future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; • our ability to secure leases at favorable rental rates; • our ability to sell our assets at a price and on a timeline consistent with our investment objectives; • impairment charges • unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and • factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission.

© 2016 Behringer Agenda • Notable Events • Estimated Share Value • Financial Review • Portfolio Updates • Strategy Review • Questions Arbors Harbor Town, Memphis, TN

© 2016 Behringer Notable Events • Board of Directors continuing to consider orderly disposition of assets and special distributions • Sold Lakewood Flats for contract price of $68.8 million • Acquired in 2014 for contract price of $60.5 million • Sale netted approximately $32 million of cash to the fund • Simple annual average return of 23% (property level) • Established new estimated per-share value (ESV) of $7.80 Courtyard by Marriott at Coconut Beach, Kauai, HI

© 2016 Behringer Estimated Share Valuation (ESV) • New ESV of $7.80 • Increase of $0.11 per share • Compares with previous adjusted ESV of $7.69 • Total value creation: 1 Regular distributions paid since inception per weighted average shares outstanding at October 31, 2016. The actual regular distributions a shareholder has received will vary based on the date they invested. Original offering price = $10.00 per share October 31, 2016 Estimated hare Value $7.80 Cumulative Regular Distributions1 1.19 Special Cash Distributions: May 2012 0.50 September 2014 0.50 March 2015 1.00 January 2016 1.50 Total Value $12.49

© 2016 Behringer ESV Allocation • Allocation of ESV • For more information about the ESV, including methodologies used, please refer to the Company’s Form 8-K that was filed with the SEC on December 5, 2016. (1) Accounted for as an investment in unconsolidated joint venture on our consolidated balance sheet. (2) Net of mark-to-market adjustment. (per share data) Oct. 31, 2016 ESV Oct. 31, 2015 ESV Change Real estate: Operating 10.60$ 13.06$ (2.46)$ Mezzanine loan investment(1) 1.00 0.82 0.18 Cash and cash equivalents 2.75 3.07 (0.32) Restricted cash 0.25 0.16 0.09 Notes payable(2) (5.80) (7.03) 1.23 Other assets and liabilities (0.28) (0.30) 0.02 No controlling interests (0.72) (0.59) (0.13) Estimated net asset value per share 7.80$ 9.19$ (1.39)$ Estimated enterprise value premium - - - Total estimated value per share 7.80$ 9.19$ (1.39)$ Less Special Distribution - (1.50) 1.50 Total estimated value per share, as adjusted 7.80$ 7.69$ 0.11$

© 2016 Behringer Financial Review Selected Financial Data Cash Position (Dollars in Thousands) September 30, December 31, 2016 2015 Change $69,687 $76,815 ($7,128) 2016 2015 Change % Change Rental Revenue 6,740$ 8,349$ (1,609)$ (19.3%) Property Operating Expenses 2,635$ 3,172$ (537)$ (16.9%) Same Store Rental Revenue 5,905$ 5,607$ 298$ 5.3% Same Store Property Operating Expenses 2,308$ 2,304$ 4$ 0.2% Hotel Revenue 4,653$ 4,190$ 463$ 11.1% Hotel Operating Expenses 3,509$ 3,166$ 343$ 10.8% 2016 2015 Change % Change Rental Revenue 21,590$ 25,300$ (3,710)$ (14.7%) Property Operating Expenses 7,128$ 8,836$ (1,708)$ (19.3%) Same Store Rental Revenue 17,458$ 16,453$ 1,005$ 6.1% Same Store Property Operating Expenses 6,120$ 6,258$ (138)$ (2.2%) Hotel Revenue 13,946$ 13,332$ 614$ 4.6% Hotel Operating Expenses 10,219$ 9,440$ 779$ 8.3% Three Months Ended September 30, Nine Months Ended September 30,

© 2016 Behringer Financial Review (cont.) Funds From Operations* (Per share) * For a reconciliation of Funds From Operations to Net Income, refer to Current Report on Form 8-K filed on December 5, 2016. 2016 2015 Change $0.01 $0.00 $0.01 2016 2015 Change $0.12 $0.10 $0.02 Three Months Ended September 30, Nine Months Ended September 30,

© 2016 Behringer Financial Review (cont.) Portfolio Debt (Dollars in thousands) Interest Maturity Description 9/30/16 Rate Date Courtyard - Kauai 38,000$ 30-day LIBOR +0.95%(1) 05/09/17 Gardens Medical Pavilion 13,001 4.90% 01/01/18 River Club and the Townhomes at River Club 24,016 5.26% 05/01/18 Parkside(2) 10,193 5.00% 06/01/18 Arbors Harbor Town 24,775 3.99% 01/01/19 Lakes of Margate 14,309 5.49% and 5.92% 01/01/20 22 Exchange 19,392 3.93% 05/05/23 143,686$ (1) 30-day LIBOR w as 0.53% at September 30, 2016. (2) Includes $0.3 million of unamortized premium related to debt assumption. • Total Debt/Total Assets at September 30, 2016 was 52.3% (including unamortized premium and deferred financing fees.) • The weighted average interest rate at September 30, 2016 was 3.8% . • The weighted average remaining loan term at September 30, 2016 was 2.3 years. Balance as of

© 2016 Behringer Behringer Harvard Opportunity REIT II Portfolio River Club 22 Exchange Courtyard by Marriott - Kauai Gardens Medical Pavilion Prospect Park Development Mezzanine Financing Arbors Harbor Town Parkside Apartments Lakes of Margate

© 2016 Behringer  Arbors Harbor Town, Memphis, Tennessee • 94% occupied • Average effective in-place rent is $1.25/sf, up nearly 6% from Q3 2015 • Latest new leases at approx. $1.27/sf  Lakes of Margate, Margate, Florida • 95% occupied • Average effective in-place rent is $1.54/sf, up nearly 15% from Q3 2015 • Latest new leases at approx. $1.53/sf • Latest renewals at approx. $1.61/sf  Parkside Apartments, Sugar Land, Texas • 93% occupied • Average effective in-place rent is $1.29/sf • Latest new leases at approx. $1.31/sf Portfolio Update

© 2016 Behringer Portfolio Update (cont.) Courtyard Kauai, Hawaii (year to date) • Revenues: +4.6% YOY • ADR: Unchanged YOY • Occupancy: Increased 1 pct. pt., to 84.4% • RevPAR: +1.4% YOY • NOI: -4.0% YOY River Club Apartments and Townhomes, University of Georgia • 100% occupied for 2016-17 school year • 7% preleased for 2017-18 school year, among leaders in local market  22 Exchange, University of Akron • 90% occupied for 2016-17 school year • 7% preleased for 2017-18, compared with 1.4% same time last year • Strong competition in local market • Signed a new lease with a national drugstore chain; continuing to seek new tenants for the retail space

© 2016 Behringer Portfolio Update (cont.)  Gardens Medical Pavilion, Palm Beach Gardens, Florida • 66% occupied, as of end of Q3; has since increased to 72% occupied • Negotiating with several prospective tenants

© 2016 Behringer Operating Strategy 1875 Lawrence, Denver, CO • Manage assets to create liquidity for shareholders • Continue to focus on identifying the appropriate time to sell remaining assets • Maintain a strong balance sheet, which provides flexibility to execute • Continue to consider additional special cash distributions from asset sales

© 2016 Behringer Playback Information • Presentation and playback will be available at behringerinvestments.com under “Prior Programs Resources” • A dial-in playback will be available at 888-203-1112; use conference ID 4206711 • Playbacks will be available until January 3, 2017.